Investor Presentation
JULY 2025

DYADIC
APPLIED BIOSOLUTIONS

Precision engineered recombinant protein production that redefines performance, scalability, and economy



NASDAQ: DYAI

Safe harbor statement

Certain statements contained in this presentation (including any oral commentary that accompanies this presentation) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including those regarding Dyadic's expectations, intentions, strategies and beliefs pertaining to future events or future financial performance, including expected product timelines for commercialization and expected revenue growth. Actual events or results may differ materially from those in the forward-looking statements as a result of various important factors, including those described in Dyadic's most recent filings with the SEC. Undue reliance should not be placed on the forward-looking statements in this presentation, which are based on information available to us on the date hereof. Dyadic assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. For a more complete description of the risks that could cause our actual results to differ from our current expectations, please see the section entitled "Risk Factors" in Dyadic's annual reports on Form 10-K and quarterly reports on Form 10-Q filed with the SEC, as such factors may be updated from time to time in Dyadic's periodic filings with the SEC, which are accessible on the SEC's website and at www.dyadic.com

From platform to profit:
Dyadic's commercial growth story

Proven platforms with industrial validation
- Experienced protein engineering since 1990's
- $75M DuPont exit validates platform
- Scale-up confirms industrial readiness

High-value dual platforms: C1 and Dapibus™
- Scalable, flexible expression systems
- Completely animal-free protein production
- High-yield, cost-effective manufacturing

Non-therapeutic focus = Near-term revenue
- Lower regulatory threshold
- Reduced development & production costs
- Faster commercialization & revenue timelines

Expanding product pipeline in massive markets
- Recombinant proteins expected to launch 2025–2027
- ~$25B+ market opportunity in key segments:
  Life Sciences, Food/Nutrition, Bio Industrial

Inflection point: Commercial engines online
- Corporate evolution complete from R&D to revenue growth
- First revenue streams active (e.g., Proliant, Inzymes, Fermbox)
- Positioned for rapid revenue growth

Strategic partnerships & revenue traction
- Active partners across core verticals
- Active revenue models: direct/OEM sales, licensing/milestones
- Growing portfolio in target markets (cell media, DNA/RNA)

Our engines of growth

Dyadic's fungal expression technology

Platform Highlights	C1 Platform (1990's-Present)	Dapibus™ Platform (2021-Present)
Core Strength	High-yield, GMP-ready recombinant expression	GRAS, food-grade production at industrial scale
Applications	Biologics, intermediates, and ingredients for human & animal research, development & manufacturing	Proteins and enzymes for use food, beverage, nutrition, and industrial bioprocessing
Target Markets	Cell culture media, molecular biology reagents	Non-animal dairy; food/nutrition proteins; bio-industrial products
Expected Time to Market	Research-grade 2025, GMP in 2027	Research-grade active, food-grade 2026-27
Strategic Advantage	Higher yields and lower COGS vs. standard platforms - Higher productivity to address margin sensitivities	
Go-to-market strategy	Platform/strain licensing, strategic partnerships, and a hybrid sales model — combining direct-to-customer sales with 3rd-party distributors and OEM channels for scalability.	

Decades of innovation, now driving scalable growth

A platform with proven market validation

1990s → 2015 → 2022 → 2025+

1990s: Discovery of C1 System – Market expansion & GRAS certification

- Advanced fungal platform to enable efficient enzyme production
- Broadened industrial enzyme uses

2015: Industrial acquisition

- Industrial enzyme business sold to DuPont; platform proven, pivoted to Rx biologics

2022: Focused on high value input proteins

- C1 platform for life science applications
- Dapibus™ platform for food & industrial proteins

2025+: Transitioning from R&D to revenue growth

- Revenue-generating deals in core segments
- Expected 2025 product launches via direct & partner channels

Evolving customer demands…

- ✓ Food/Supply chain safety & security
- ✓ Ethical concerns – animal free
- ✓ Health and safety
- ✓ Environmental sustainability

… align with recombinant advantages

- ✓ Consistency and quality
- ✓ Scalability and availability
- ✓ Contaminant & animal free
- ✓ Customizable and efficient



Unlocking the power of recombinant proteins

	$10 billion market[1] Life Sciences	$11 billion market[1] Food & Nutrition	$6 billion market[1] Bio-Industrial
Market Drivers	**Applications** • Cell and gene therapy media • Diagnostics and reagents • Therapeutic protein development, e.g., antigens & monoclonal antibodies	**Applications** • Nutritional ingredients • Enzyme guided processing • Animal-free dairy and meat alternatives	**Applications** • Biomass conversion enzymes • Bioprocessing aids for pulp & paper, textiles, detergents • Biocatalysts for green chemistry
Product & Use Examples	• Recombinant transferrin for serum-free stem cell media • CGT media, reagents, CDMO use	• Recombinant human a-lactalbumin for infant formula & media supplement • Infant nutrition, alt. meat & dairy	• Recombinant enzymes for biomass processing • Biofuels, cosmetics, pulp/paper

[1] Estimated Total Addressable Market

Why now?

Dyadic's inflection point

"The heavy lifting is complete"
- positioned to scale revenue rapidly

A pivotal transition: R&D to commercial execution

- Rebrand as **Dyadic Applied BioSolutions** to reflect commercial focus
- Transition from legacy licensing to **revenue-focused bioprocessing platform** company
- Internal shift completed – infrastructure, technology, and talent in place

Commercial engines are live

- Platforms (C1 and Dapibus™) validated across **life sciences, food & nutrition, and bio-industrial markets**
- Revenue from commercial partnerships realized (e.g., Inzymes milestone payment)
- Multiple **non-therapeutic protein products** expected to launch over next 12–36 months

Non-Therapeutic Focus = Near Term Revenue

- Avoids high regulatory burdens of therapeutic biologics
- Shorter time to market + scalable manufacturing = **faster revenue generation**

Legacy wins provide tailwind

- Active, **externally funded partnerships** (e.g., Gates Foundation $3M grant, CEPI $4.5M grant) maintain R&D continuity without capital drain

Revenue inflection over next 3 years

- Forecasting a **step-change in commercial revenue growth** beginning late 2025



Target markets

Advancing high-margin inputs in cell culture and molecular reagents

Cell Culture Media Market ~$5B
TAM Estimate (2025)


$2B+
Cell Culture Media Market
Recombinant Albumin
Recombinant Transferrin
Recombinant Growth Factors

Molecular Biology Reagents ~$2B
TAM Estimate (2025)


$250M
Molecular Biology Reagents
Recombinant DNase

Life Sciences

Cell Culture Media

- **Market size[1]**: ~$5B+ (growing with CGT & biologics)
- **Target customers**: CDMOs, CGT manufacturers, media suppliers
- **Revenue model**: Strain/platform licensing, direct sales (e.g., transferrin, albumin, FGF)
- **Proof point**: Strategic partnership with Proliant – $1M in revenue; profit sharing expected in late 2025
- **Expected timing**: RUO launches underway; GMP-grade products in 2026–2027

DNA/RNA Technologies

- **Market size[2]**: ~$2B+ in enzymes/reagents; growth driven by synthetic biology, diagnostics, vaccines
- **Target customers**: PCR/RT-PCR kit makers, LNP & mRNA therapy developers
- **Revenue model**: Direct sales (DNase I, ligases, RNase inhibitors), OEM supply agreements
- **Launch prep**: DNase I (RNas entering production scale-up for direct channel readiness
- **Expected timing**: Initial RUO enzyme sales in 2025; broader portfolio by 2026-2027

[1] Management assumption based on recombinant protein share in bioproduction and CGT markets
https://www.marketsandmarkets.com/Market-Reports/recombinant-albumin-market-170146653.html; https://www.bccresearch.com/partners/ys/iron-supplements-market.html; https://www.grandviewresearch.com/industry-analysis/cell-growth-factors-market

[2] Management assumption from recombinant adoption trends and reagent segment estimates
https://www.marketsandmarkets.com/Market-Reports/molecular-biology-enzymes-kits-reagents-market-164131709.html
https://www.synbiobeta.com/news/synthetic-biology-market-update-2024

Target markets (cont.)

Positioned to capture value in the recombinant food & nutrition revolution

Recombinant Food & Nutrition - ~$11B

(2025 TAM Estimate)


Recombinant proteins/enzymes food/processing
$1-2.5B
Recombinant alpha-lac & other functional proteins
$2-3B
Recombinant Dairy Protein Market
Recombinant Alpha-lactalbumin & Functional Proteins
Recombinant Dairy Enzymes

Food & Nutrition

Non-Animal Proteins & Functional Ingredients

- **Market size[1]:** ~$11B+ alternative dairy, functional food, wellness
- **Target customers:** Ingredient suppliers, food & beverage companies, alt-dairy brands
- **Revenue model:** Product sales (e.g., recombinant α-lactalbumin), strain licensing
- **Proof point**: Inzymes non-animal dairy enzyme, already received $1.2M in upfront milestones, launching in late 2025
- **Launch prep:** alpha-lac currently being characterized and negotiations underway with multiple parties
- **Expected timing:** Research-grade sales active; food-grade launches planned in 2027

[1] Management assumption based from the food enzyme/protein segment totals
https://www.alliedmarketresearch.com/functional-protein-market; BCC Research; lactoferrin and alpha-lactalbumin pricing × estimated global volume
Verified Market Research, *Microbial Chymosin Market*, 2024, Coherent Market Insights, *Precision Fermentation Market*, 2024, Grand View Research, *Precision Fermentation Market Report*, 2024, and GlobeNewswire via Precedence Research, *Precision Fermentation Market Size*, Dec 2024.

Target markets (cont.)

Driving sustainable growth in bio-industrial inputs through proven enzyme solutions

Recombinant
Bio-industrial Enzymes - ~$6B
(2025 TAM Estimate)


$1.0B
$1.5B

- Recombinant Bioindustrial Enzymes (Total)
- Biofuels (Recombinant TAM)
- Pulp, Paper, Textiles & Cosmetics (Recombinant TAM)

Bio-industrial

Non-Animal Proteins & Functional Ingredients

- **Market size[1]:** ~$6B+ enzyme and biomass processing input market
- **Target customers:** Pulp & paper, renewable fuels, biogas,
- **Revenue model:** Bulk enzyme product sales 3rd-party distribution
- **Proof point:** Fermbox Bio
- **Launch plan:** Cellulosic scale-up
- **Expected timing:** Initial contracts secured; scale-up and new launches through 2026

[1] Management assumption based on data across major industrial sectors
https://www.grandviewresearch.com/industry-analysis/industrial-enzymes-market
https://www.researchandmarkets.com/reports/5139731/industrial-enzymes-market-growth-trends

Commercialization strategy

"One strain, multiple ways to monetize - built-in flexibility for sustainable growth"

Turning engineered strains into scalable revenue streams

Step 1: Engineered Strains

- Platform: C1/Dapibus™
- Value: Rapid strain development, high yield, animal-free
- Output: Custom, high-performance microbial strains

Step 2: Monetization Channels

Three revenue pathways:

- **Strain Licensing**
  - ✓ Example: **Proliant** – *recombinant albumin*
  - ✓ Revenue via license fees + royalties
- **Strategic Partnerships**
  - ✓ Example: ***Fermbox*** *(cellulosic enzymes)*, **Inzymes** *(non-animal dairy enzymes)*
  - ✓ Revenue via milestones + co-development + bulk supply
- **Direct Product Sales**
  - ✓ Example: *DNase I, TdT – RUO enzymes for cell/gene therapy tools*
  - ✓ Revenue via direct bulk and OEM sales

Step 3: Recurring Revenue

- Scalable revenue streams with growing gross margin
- Shorter time-to-market than therapeutics
- Embedded in partners' manufacturing and supply chains

Execution for near-term revenues

Engineered Strains

Recombinant Human Albumin
- Product ID & development
- Testing & analytics
- USP/DSP process development

Monetization Channel

PROLIANT HEALTH & BIOLOGICALS
- Global leader in albumin
- Established sales, distribution, & customer base

Recurring Revenues

Revenues
- Upfront payment
- Revenue sharing

- Initial revenues **<12 months**
- Est. recurring revenues- **15-18 months**

Engineered Strains

DNase I
- Product ID & development
- Testing & analytics
- USP/DSP process development

Monetization Channel

Process validation
- CDMO selected
- Quality testing
- Scale up

Recurring Revenues

Revenues
- OEM dist. agreements
- Product supply agreements
- Strain licensing

- Est. recurring revenues- **12-18 months**



Revenue acceleration examples

Targeted entry into high-value protein markets

Molecular biology reagents[1]

(Blended price per gram)

DNase I	$47/gram
TdT Terminal Transferase	$94/gram
T4 DNA Ligase	$78/gram
T7 RNA Polymerase	$67/gram
RNA Inhibitor →	$57/gram

Estimated market size $2.0 Billion

~29,000 kg sold per year

% Penetration	Kilograms Sold	Estimated Revenue
5.0%	1,461 kg	$100M
10.0%	2,992 kg	$200M
25.0%	7306 kg	$500M

Cell culture media[2]

(Blended price per gram)

Albumin	$31/gram
Transferrin	$55/gram
Growth Factors	$123/gram
Cell Culture Blended Avg.	$51.13/gram

Estimated market size $5.0 Billion

~97,000 kg sold per year - all grades

% Penetration	Kilograms Sold	Estimated Revenue
5.0%	4,889 kg	$250M
10.0%	9,779 kg	$500M
25.0%	2.9M kg	$1.25B

Expected revenue growth driven by increased commercialization efforts and expanding portfolio

[1] Blended price per gram assumes volume distribution (RUO: 65%, GMP: 25%, Higher-grade: 10%) and is based on estimated pricing from NEB, Thermo Fisher, Promega, Dyadic modeling, and BioProcess International. Includes representative enzymes such as DNase I, TdT, T4 DNA Ligase, T7 RNA Polymerase, and RNA inhibitors.

[2] Blended price per gram based on estimated volume distribution (RUO: 65%, GMP: 25%, Higher-grade: 10%) and pricing benchmarks from Thermo Fisher, Sigma-Aldrich, InVitria, PeproTech, and BioProcess International. Source assumptions reflect catalog data and market trends from BioPlan Associates and Grand View Research (2024–2025)

Near-term product pipeline:

High-value launches by segment

C1 Platform

Life Sciences[1]

Product Name	Channel	Expected Launch Status	2025	2026	2027
Human Albumin	Proliant	licensed			
DNase I	OEM/Direct	2025			
Transferrin	Direct/License	2026			
FGF	Direct/License	2026			
TdT, Ligases, RNase Inh.	OEM/Direct	2026			
Human Lactoferrin	Direct/License	2027			
Human α-Lactalbumin	Direct/License	2027			

[1] Based on management estimates as of July 23, 2025 for biologics, intermediates, and ingredients for human & animal research, development & manufacturing

Near-term product pipeline:
High-value launches by segment

Dapibus™ Platform

Food & Nutrition[1]

Product Name	Channel	Expected Launch Status
Non-animal dairy enzymes	Partnered - Inzymes	2025
Bovine transferrin	Direct/License, food-grade	2025
Bovine α-Lactalbumin	Direct/License, food-grade	2027
Human α-Lactalbumin	Direct/License food-grade	2027

Bio-Industrial[1]

Product Name	Channel	Expected Launch Status
Cellulosic enzyme cocktail	Partnered - Fermbox	2025
Pulp/paper enzyme cocktail	Direct Sales/License	2026
Hyaluronidase	OEM/Direct/License	2027

[1] Based on management estimates as of July 23, 2025

Legacy R&D programs expected to fuel strategic momentum

Advancing Dyadic's platform while reinforcing its commercial credibility

Gates Foundation

CEPI


European
Vaccines Hub
for Pandemic
Preparedness


IIBR

RUBIC ONE HEALTH

FBS Fondazione Biotecnopolo di Siena

Legacy programs aid platform innovation

- **Non-dilutive funding, strategic validation, global visibility**
- **Global health collaborations drive strategic value**
  - Gates Foundation: $3M grant → $1.5M milestone in 2025
  - European Vaccine Hub (EVH): €170M[1] initiative
    → Dyadic contributing to Discovery pillar (Rappuoli-led)
  - Additional fully funded partners: CEPI, FBS, Rubic, Israel Institute for Biological Research
- **Partner-funded advancements accelerate platform value**
  - All legacy R&D fully externally funded
  - Enhancing C1 for advanced biologics: mAbs, VLPs, ferritin nanoparticles, antigens
  - Boosting visibility and credibility in global health and vaccine innovation

[1] Total initial funding, not all available to Dyadic

Legacy R&D keeps Dyadic front-of-mind for future therapeutics - without impacting commercial focus

Key investment highlights

- ✓ **Proven platforms with industrial validation**
  Experienced protein engineering since 1990's
- ✓ **High-value dual platforms: C1 and Dapibus™**
  Scalable, flexible expression systems
- ✓ **Non-therapeutic focus = near-term revenue**
  Lower regulatory threshold
- ✓ **Expanding product pipeline in massive markets**
  Recombinant proteins launching 2025–2027
  $25B+ market opportunity in key segments
- ✓ **Inflection point: Commercial engines online**
  Corporate evolution from R&D to first revenue streams
- ✓ **Strategic partnerships & revenue traction**
  Active partners/revenue models across core verticals
  - Life Sciences: **Proliant**
  - Food/Nutrition: **Inzymes**
  - Bio Industrial: **Fermbox**

Market capitalization	**$30.09M** (as of 7/21/25)
Cash & Investment-grade securities (including accrued interest)	**~ $7.4M** (as of 3/31/25)
Shares outstanding	**~ 30.09M** (as of 5/13/25)
Debt and warrants	**$5.1 M; No warrants**
Insider ownership	**~ 30.1%**
R&D revenue 2024	**~ $1.6M**
License revenue 2024	**~ $1.9M**

NASDAQ: **DYAI**
Founded: **1979**
Headquarters: **Jupiter, Florida**
Research locations: **Finland and Spain**



Veteran leadership with diverse pharma and industrial experience



DYADIC APPLIED BIOSOLUTIONS

Mark Emalfarb, Founder/CEO

Entrepreneur, inventor 25+ U.S. and foreign biotechnology patents, filamentous fungal enzyme product commercialization



Deloitte.

Ping Rawson, CFO

20+ years of finance, accounting & international trade and business development experience



NOVARTIS

Joe Hazelton, President/COO

25 Years in pharmaceutical Industry, commercialization, regulatory, business and clinical development



CODEXIS® PROTEIN ENGINEERING EXPERTS teva

Ronen Tchelet, CSO

20+ years in biopharmaceutical industry & recombinant product commercialization

Board Chairman



PFEnex

Patrick Lucy, Chairman of the Board

20 years of bioprocess biotech and business development experience

Contact Us

Joseph Hazelton
President, Chief Operating Officer
jhazelton@dyadic.com

Ping Rawson
Chief Financial Officer
prawson@dyadic.com



Thank you!